SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 25, 2006
MAXXAM INC.
(Exact name of Registrant as Specified in its Charter)
Delaware
(State or other jurisdiction of incorporation)
1-3924
(Commission File Number)
95-2078752
(I.R.S. Employer Identification Number)

1330 Post Oak Boulevard Suite 2000 Houston, Texas (Address of Principal Executive Offices)	77056 (Zip Code)
Registrant’s telephone number, including area code: (713) 975-7600
(Not applicable)
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry Into a Material Definitive Agreement.
     On May 25, 2006, the Registrant entered into a Stock Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1, with Scion Qualified Value Fund (“SQVF”) and Scion Value Fund (“SVF”) to purchase (a) the 546,541 shares of MAXXAM Inc. common stock (“MAXXAM Common Stock”) held by SQVF, and (b) the 157,559 shares of the MAXXAM Common Stock held by SVF. The purchase price for the shares is $31.70 per each share of MAXXAM Common Stock, for an aggregate purchase price of $22,319,970. Closing of the transaction is to occur on June 2, 2006 or as soon thereafter as practicable.
Item 9.01.   Financial Statements and Exhibits
(c)   Exhibits
10.1    Stock Purchase Agreement, dated May 25, 2006, among the Registrant, SQVF and SVF.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXXAM INC.
Date: May 26, 2006	By:	/s/ Bernard L. Birkel
		Name:	Bernard L. Birkel
		Title:	Secretary